                                                                      EXHIBIT 24

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ David P. Alderson II
                                         --------------------------------
                                         David P. Alderson II

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ Clyde W. Beahm
                                         ----------------------------
                                         Clyde W. Beahm

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ Linda F. Condit
                                         -------------------------------
                                         Linda F. Condit

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ Raymond Fischer
                                         ----------------------------
                                         Raymond Fischer

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ James J. Postl
                                         ----------------------------
                                         James J. Postl

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ Cherylon B. Reid
                                         ----------------------------
                                         Cherylon B. Reid

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ W. M. Robb
                                         ----------------------------
                                         W. M. Robb

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Thrift and Stock Purchase Plan (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES
J. POSTL, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.

                                         /s/ James W. Shaddix
                                         ----------------------------
                                         James W. Shaddix

                                                                      EXHIBIT 24


                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;


     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                                 /s/ Howard H. Baker Jr
                                                 -----------------------
                                                 Howard H. Baker, Jr

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1993, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;


     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.




                                                        /s/ Herbert M. Baum
                                                        --------------------
                                                            Herbert M. Baum

                         PENNZOIL-QUAKER STATE COMPANY

                              POWER OF ATTORNEY


          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.



                                             /s/ W.L. Lyons Brown, Jr.
                                             -------------------------
                                             W.L. Lyons Brown, Jr.

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned herby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.



                                        /s/ Ernest H. Cockrell
                                        ------------------------
                                        Ernest H. Cockrell

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY,a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true an lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.



                                                /s/ Alfonso Fanjul
                                                ---------------------
                                                Alfonso Fanjul

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW,THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P.ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                                 /s/ C. Frederick Fetterolf
                                                 --------------------------
                                                 C. Frederick Fetterolf

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                                 /s/ Forrest R. Haselton
                                                 ------------------------
                                                 Forrest R. Haselton

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith,and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                        /s/ Berdon Lawrence
                                        -------------------------------------
                                          Berdon Lawrence

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the"Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                                   /s/ L. David Myatt
                                                   --------------------
                                                   L. David Myatt

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.




                                                          /s/ James L. Pate
                                                          ------------------
                                                          James L. Pate

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.



                                                 /s/ James J. Postl
                                                 --------------------
                                                 James J. Postl

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.



                                                  /s/ Gerald B. Smith
                                                  ---------------------
                                                  Gerald B. Smith

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Thrift and Stock Purchase Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation hereto;


     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES J. POSTL, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of February, 1999.


                                                       /s/ Lorne R. Waxlax
                                                       -------------------
                                                       Lorne R. Waxlax